UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

KF Griffin Blue Chip and Covered Call Fund

September 30, 2014

Klingenstein, Fields & Co., LLC

125 Park Avenue, 17th Floor

New York, NY 10017

Dear Fellow Shareholder,

The KF Griffin Blue Chip and Covered Call Fund seeks to provide total return with lower volatility than equity markets in general. The Fund seeks to achieve its investment objective by investing primarily in dividend-paying, large-capitalization common stocks of domestic and foreign issuers that are traded on a U.S. exchange and by writing covered call options on a substantial portion of the stocks held in its portfolio. The Fund seeks to generate a return profile that is balanced, generating approximately equal parts from (i) capital appreciation; (ii) dividends and re-invested dividends; and (iii) call premiums.

Fund Commentary

Since inception on October 18, 2013, the Fund has been consistently overweight in healthcare which continues to be a high conviction position. Healthcare’s continued out-performance has helped the fund during the calendar year-to-date and since inception. Sector performance in the chart below shows that dispersion of returns among the nine S&P 500 industries continues to grow. The leading sectors during the quarter were Healthcare and Technology, +5.1% and +4.0%, respectively, while Energy and Utilities saw large declines, -9.5% & -4.9%, respectively. Consumer Discretionary sits as the only sector down for the year, which we believe makes it a potential opportunity. This is especially interesting considering oil prices fell -11.2% during the quarter, and the economy added over 650,000 jobs. Both are tail winds for consumer discretionary companies.

Industry	3Q	Calendar Year-To-Date
Healthcare	+5.1%	+15.3%
Technology	+4.0%	+11.6%
Utilities	-4.9%	+10.9%
Basic Materials	-0.1%	+7.3%
Financials	+1.9%	+5.9%
Consumer Staples	+1.1%	+5.0%
Energy	-9.5%	+2.4%
Industrials	-1.7%	+1.7%
Consumer Discretionary	-0.7%	-0.2%

The breadth of the market has deteriorated as the ratio of stock gainers versus losers decreased for the year-to-date. Currently, 66% of stocks within the S&P 500 are up for the year, down from 75% three months ago. As in our last letter, we believe that stock selection will grow in importance as we move further into the current economic expansion.

Large pharmaceutical and biotech companies are driving the outperformance of the healthcare sector. Growing new drug pipelines and a few break-through therapies that have already hit the market have pushed this group higher. Merck (MRK), a 3.9% position in the fund, and AbbVie (ABBV), a 3.8% position in the fund, continue to move higher. They were both positive for the quarter and calendar year-to-date. AbbVie (ABBV) continues to benefit from strong sales of its top drug, Humira. They also recently announced a 17% increase in their dividend and a $5 billion share buy-back. Merck (MRK) continues to benefit from its focus on investing in Research and Development. The company has built a successful and growing pipeline of new drugs that is expected to contribute earnings for years to come.

Walgreen (WAG) and Royal Dutch Shell (RDS) were leaders in the first half of the calendar year but suffered during the recent quarter. Walgreen (WAG), a 4.3% position in the fund, is still positive for the year but declined significantly during the quarter as a result of their decision not to effect a merger as a tax inversion and from a reduction in earnings guidance by $1 billion due to lower Medicaid reimbursements. We remain positive on WAG, believing in the company’s prospects for organic growth and cost savings from their Alliance Boots acquisition. RDS, a 4.1% position in the fund, suffered during the quarter as the price of WTI Crude Oil declined -11.2%, pushing all energy stocks down. RDS is still in

1

the early stages of a more efficient capital allocation plan, which we expect to be a catalyst for earnings and dividend growth.

Covered call options written against the Fund’s stock positions generated 4.8%, net of options repurchased (unaudited), for the Fund’s first fiscal year. Our covered call strategy is designed to reduce the market volatility of the Fund’s stock portfolio and can be expected to underperform a generally rising stock market, as it did this year.

We expect the Fund’s focus on buying high quality dividend paying stocks and writing covered calls on these stocks to perform well under many market environments. Greater volatility of stock prices will cause the Fund’s value to fluctuate, but may also enable the Fund to write (sell) call options with higher premiums, increasing that component of the Fund’s returns.

Please refer to the portfolio review section for respective share class performance on page 3.

Market Commentary

Despite coming off its highs in September, the S&P 500 is +8.35% for the calendar year-to-date, including dividends. Large-cap U.S. stocks are one of the few bright spots across the globe this year. Emerging Markets, Europe, & Small-Cap U.S. equities have struggled. The equity market of Europe’s largest economy, Germany, is -4.1% in local currency for the calendar year-to-date. The MSCI Emerging Market Index gave back all of its gains, falling -3.9% in the 3rd quarter. Even the relatively strong U.S. is not immune with Small-Cap stocks (Russell 2000 Small-Cap Index) falling -5.1% for the year-to-date. Riskier assets have been the first to sell off as equity market volatility has picked up and U.S. monetary accommodation as represented by QE3 winds down. Large-Cap U.S. companies have been beneficiaries of the flight to quality as their strong balance sheets, steady earnings, and growing dividends, are believed to provide them with some defense against a tightening monetary policy. “Tightening financial conditions have the greatest impact on firms with high leverage and weak balance sheets. Weak balance sheet stocks have outperformed strong balance sheet firms by a prodigious 48 percentage points during the past two years, we no longer believe weak balance sheet stocks will outperform those with strong balance sheets.” (David Kostin, Goldman Sachs Equity Strategist, October 2014 research report)

The U.S. dollar is +6.3% for the year-to-date. What this means for the U.S. economy is a point of contention. Some argue the strong dollar has the potential to exacerbate our trade deficit by making our exports less attractive, others point to increased purchasing power for American consumers, and reduced input costs for American producers. Considering that consumption accounts for 70% of U.S. GDP, on balance, we believe a rising U.S. dollar is a positive for growth and stock performance. As proof, we look towards the 1980’s and the 1990’s when a strong dollar helped usher in a period of strong economic growth, low inflation and exceptional stock market gains.

Historically, three economic scenarios have caused large and extended equity market declines:

1)	Extremely high valuation similar to the late 1990’s, which doesn’t exist today. The current PE on the S&P 500 is 17X current year earnings versus over 30X in 1999.

2)	Unexpected acceleration in inflation that leads to a decline in valuation, similar to the 1970’s. This poses a long term risk given the Federal Reserve’s extended loose monetary policy, in spite of current inflation being historically low.

3)	A recession, while not pleasant, is a normal and healthy part of the economic cycle. A recession is likely a few years away given the slow pace of growth in the current expansion period.

The S&P 500 has compounded at 21.8% since the bottom of market in March of 2009. Stocks do not present the value they did 5.5 years ago but we believe that equities should provide investors with a better return versus other asset classes, over the long term.

Thank you once again for your interest in our Fund.
Sincerely,
Douglas M. Famigletti, CFA	approval code 4430-NLD-10/29/2014
2

KF Griffin Blue Chip and Covered Call Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, compared to its benchmark:

Since Inception(a)
Class A	8.11%
Class A with 5.75% load	1.90%
Class C	8.15%
Class I	9.37%
CBOE S&P 500 Buy-Write Index(b)	12.57%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets through January 31, 2015, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 2.08%, 2.83%, and 1.83% for the Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-499-2321.

(a)	KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013

(b)	The “CBOE S&P 500 Buy-Write Index”, benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	14.4%
Banks	12.9%
Retail	12.6%
Oil & Gas	9.7%
Healthcare - Products	6.7%
Miscellaneous Manufacturing	6.7%
Semiconductors	4.5%
Iron/Steel	4.3%
Computers	4.3%
Electrical Components and Equipment	3.3%
Other / Cash & Cash Equivalents	20.6%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings

3

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

Shares		Value

	COMMON STOCKS (a)(b) - 90.4%
	AEROSPACE/DEFENSE - 1.7%
1,000	Boeing Co.	$127,380

	BANKS - 12.9%
8,000	BB&T Corp.	297,680
4,600	HSBC Holdings PLC (ADR)	234,048
3,000	US Bancorp	125,490
6,000	Wells Fargo & Co.	311,220
		968,438
	BEVERAGES - 2.8%
5,000	Coca-Cola Co.	213,300

	COMPUTERS - 4.3%
1,700	International Business Machines Corp.	322,711

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.3%
4,000	Emerson Electric Co.	250,320

	ELECTRONICS - 2.5%
2,000	Honeywell International, Inc.	186,240

	FOOD - 2.0%
4,000	Sysco Corp.	151,800

	HEALTHCARE-PRODUCTS - 6.7%
4,000	Baxter International, Inc.	287,080
3,500	Medtronic, Inc.	216,825
		503,905
	IRON/STEEL - 4.3%
6,000	Nucor Corp.	325,680

	MISCELLANEOUS MANUFACTURING - 6.7%
3,000	Danaher Corp.	227,940
10,700	General Electric Co.	274,134
		502,074
	OIL & GAS - 9.7%
3,500	Devon Energy Corp.	238,630
2,000	Exxon Mobil Corp.	188,100
4,000	Royal Dutch Shell PLC (ADR) - Class A	304,520
		731,250

See accompanying notes to financial statements.

4

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2014

Shares		Value

	PHARMACEUTICALS - 14.4%
7,000	Abbott Laboratories	$291,130
5,000	AbbVie, Inc.	288,800
5,000	Merck & Co., Inc.	296,400
2,200	Novartis AG (ADR)	207,086
		1,083,416
	RETAIL - 12.6%
5,000	Target Corp.	313,400
4,000	Wal-Mart Stores, Inc.	305,880
5,500	Walgreen Co.	325,985
		945,265
	SEMICONDUCTORS - 4.5%
4,500	QUALCOMM, Inc.	336,465

	SOFTWARE - 0.1%
100	Microsoft Corp.	4,636

	TRANSPORTATION - 1.9%
2,200	CH Robinson Worldwide, Inc.	145,904

	TOTAL COMMON STOCKS (Cost $6,411,492)	6,798,784

	SHORT-TERM INVESTMENTS - 12.1%
914,773	Fidelity Institutional Money Market Fund, Institutional Class, 0.08%**
	(Cost $914,773)	914,773

	TOTAL INVESTMENTS - 102.5% (Cost $7,326,265) (c)	$7,713,557
	TOTAL CALL OPTIONS WRITTEN - (2.6)% (Premiums Received $247,769)	(198,236)
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.1%	5,709
	TOTAL NET ASSETS - 100.0%	$7,521,030

Contracts***	SCHEDULE OF CALL OPTIONS WRITTEN - (2.6)%*
54	Abbott Laboratories	7,560
	Expiration January 2015, Exercise Price $42.00
14	Abbott Laboratories	2,184
	Expiration November 2014, Exercise Price $41.00
34	AbbVie, Inc.	10,540
	Expiration January 2015, Exercise Price $57.50
7	AbbVie, Inc.	1,526
	Expiration November 2014, Exercise Price $57.50
9	AbbVie, Inc.	4,050
	Expiration January 2015, Exercise Price $55.00
18	Baxter International, Inc.	5,760
	Expiration January 2015, Exercise Price $70.00
17	Baxter International, Inc.	595
	Expiration January 2015, Exercise Price $77.50
5	Baxter International, Inc.	215
	Expiration November 2014, Exercise Price $75.00
55	BB&T Corp.	11,028
	Expiration January 2015, Exercise Price $36.00
15	BB&T Corp.	1,380
	Expiration January 2015, Exercise Price $38.00
8	BB&T Corp.	456
	Expiration March 2015, Exercise Price $40.00
10	Boeing Co.	1,000
	Expiration January 2015, Exercise Price $140.00

See accompanying notes to financial statements.

5

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Contracts		Value

5	CH Robinson Worldwide, Inc.	$4,725
	Expiration January 2015, Exercise Price $57.50
17	CH Robinson Worldwide, Inc.	12,070
	Expiration January 2015, Exercise Price $60.00
30	Coca-Cola Co.	6,150
	Expiration November 2014, Exercise Price $41.00
20	Coca-Cola Co.	2,860
	Expiration November 2014, Exercise Price $42.00
10	Danaher Corp.	1,030
	Expiration January 2015, Exercise Price $82.50
20	Danaher Corp.	1,900
	Expiration December 2014, Exercise Price $82.50
6	Devon Energy Corp.	2,220
	Expiration January 2015, Exercise Price $67.50
6	Devon Energy Corp.	282
	Expiration January 2015, Exercise Price $80.00
5	Devon Energy Corp.	290
	Expiration October 2014, Exercise Price $70.00
12	Devon Energy Corp.	276
	Expiration October 2014, Exercise Price $72.50
6	Devon Energy Corp.	72
	Expiration October 2014, Exercise Price $75.00
40	Emerson Electric Co.	2,200
	Expiration January 2015, Exercise Price $67.50
20	Exxon Mobil Corp.	8,100
	Expiration January 2015, Exercise Price $92.50
75	General Electric Co.	3,450
	Expiration March 2015, Exercise Price $27.00
32	General Electric Co.	256
	Expiration December 2014, Exercise Price $28.00
20	Honeywell International, Inc.	1,480
	Expiration January 2015, Exercise Price $100.00
6	HSBC Holdings PLC	534
	Expiration January 2015, Exercise Price $52.50
40	HSBC Holdings PLC	880
	Expiration December 2014, Exercise Price $55.00
5	Int’l Business Machines Corp.	1,730
	Expiration October 2014, Exercise Price $190.00
10	Int’l Business Machines Corp.	1,470
	Expiration October 2014, Exercise Price $195.00
2	Int’l Business Machines Corp.	88
	Expiration October 2014, Exercise Price $200.00
29	Medtronic, Inc.	4,089
	Expiration January 2015, Exercise Price $65.00
6	Medtronic, Inc.	438
	Expiration November 2014, Exercise Price $65.00
50	Merck & Company, Inc.	2,900
	Expiration October 2014, Exercise Price $60.00
1	Microsoft Corp.	832
	Expiration October 2014, Exercise Price $38.00
22	Novartis Ag	16,720
	Expiration January 2015, Exercise Price $87.50

See accompanying notes to financial statements.

6

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Contracts		Value

50	Nucor Corp.	$3,800
	Expiration October 2014, Exercise Price $55.00
10	Nucor Corporation	2,120
	Expiration October 2014, Exercise Price $52.50
38	QUALCOMM, Inc.	6,688
	Expiration January 2015, Exercise Price $77.50
7	QUALCOMM, Inc.	686
	Expiration January 2015, Exercise Price $80.00
12	Royal Dutch Shell PLC	3,432
	Expiration January 2015, Exercise Price $75.00
5	Royal Dutch Shell PLC	455
	Expiration January 2015, Exercise Price $80.00
10	Royal Dutch Shell PLC	250
	Expiration January 2015, Exercise Price $85.00
13	Royal Dutch Shell PLC	65
	Expiration October 2014, Exercise Price $80.00
40	Sysco Corp.	8,200
	Expiration January 2015, Exercise Price $37.00
50	Target Corporation	1,050
	Expiration October 2014, Exercise Price $65.00
20	US Bancorp	1,640
	Expiration January 2015, Exercise Price $43.00
5	US Bancorp	325
	Expiration December 2014, Exercise Price $43.00
14	Wal-Mart Stores, Inc.	672
	Expiration December 2014, Exercise Price $80.00
15	Walgreen Co.	1,455
	Expiration January 2015, Exercise Price $65.00
34	Walgreen Co.	2,040
	Expiration January 2015, Exercise Price $67.50
6	Walgreen Co.	222
	Expiration January 2015, Exercise Price $70.00
55	Wells Fargo & Co.	39,600
	Expiration January 2015, Exercise Price $45.00
5	Wells Fargo & Co.	2,200
	Expiration January 2015, Exercise Price $48.00
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $247,769)	$198,236

ADR- American Depository Receipt

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2014

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	Subject to call options written

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,079,098 and differs from fair value by net unrealized appreciation (depreciation) of securities and options as follows:

Unrealized appreciation	$499,556
Unrealized depreciation	(63,333)
Net unrealized appreciation	$436,223

See accompanying notes to financial statements.

7

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

ASSETS
Investment securities:
At cost	$7,326,265
At value	$7,713,557
Dividends and interest receivable	14,067
Receivable due from Advisor	12,724
Prepaid expenses and other assets	2,163
TOTAL ASSETS	7,742,511

LIABILITIES
Options written, at value (Premiums Received $247,769)	198,236
Due to Custodian	276
Fees payable to other affiliates	4,689
Accrued expenses and other liabilities	18,280
TOTAL LIABILITIES	221,481
NET ASSETS	$7,521,030

Composition of Net Assets:
Paid in capital	$6,943,226
Undistributed net investment income	38,721
Accumulated net realized gain from securities and options written transactions	102,258
Net unrealized appreciation on securities and options written	436,825
NET ASSETS	$7,521,030

Net Asset Value Per Share:
Class A Shares:
Net Assets	$10,346
Shares of beneficial interest outstanding (a)	959
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b) (c)	$10.78
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$11.44

Class C Shares:
Net Assets	$1,082
Shares of beneficial interest outstanding (a)	100
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$10.80

Class I Shares:
Net Assets	$7,509,602
Shares of beneficial interest outstanding (a)	689,176
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.90

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	Differences in actual and calculated Net Asset Value (“NAV”) shown are due to rounding.

See accompanying notes to financial statements.

8

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
STATEMENT OF OPERATIONS
For the Period* Ended September 30, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,317)	$165,398
Interest	501
TOTAL INVESTMENT INCOME	165,899

EXPENSES
Investment management fees	83,239
Distribution (12b-1) fees:
Class A	8,624
Class C	10
Professional fees	27,283
Administration fees	18,287
Compliance officer fees	14,718
MFund service fees	11,391
Printing and postage expenses	6,315
Custodian fees	4,799
Trustees fees and expenses	3,565
Non 12b-1 shareholder servicing fees	1,001
Other expenses	4,035
TOTAL EXPENSES	183,267

Less: Fees waived by the Manager	(76,089)
NET EXPENSES	107,178

NET INVESTMENT INCOME	58,721

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	160,983
Options Written	(58,725)
Net realized gain from investments and options written	102,258
Net change in unrealized appreciation on:
Investments	387,292
Options Written	49,533
Net change in unrealized appreciation on investments	436,825

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	539,083

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$597,804
* KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

See accompanying notes to financial statements.

9

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2014*
FROM OPERATIONS
Net investment income	$58,721
Net realized gain from investments and options written	102,258
Net change in unrealized appreciation on investments and options written	436,825
Net increase in net assets resulting from operations	597,804

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(19,517)
Class C	(1)
Class I	(482)
Net decrease in net assets from distributions to shareholders	(20,000)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,584,750
Class C	1,000
Class I	7,290,836
Net asset value of shares issued in reinvestment of distributions:
Class A	19,517
Class C	1
Class I	448
Payments for shares redeemed:
Class A	(6,944,715)
Class I	(8,611)
Net increase in net assets from shares of beneficial interest	6,943,226

TOTAL INCREASE IN NET ASSETS	7,521,030

NET ASSETS
Beginning of Period	—
End of Period **	$7,521,030
** Includes undistributed net investment income of:	$38,721
* KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

See accompanying notes to financial statements.

10

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
September 30, 2014*
SHARE ACTIVITY
Class A:
Shares Sold	$657,314
Shares Reinvested	1,912
Shares Redeemed	(658,267)
Net increase in shares of beneficial interest outstanding	959

Class C:
Shares Sold	100
Shares Reinvested	— (a)
Net increase in shares of beneficial interest outstanding	100

Class I:
Shares Sold	689,942
Shares Reinvested	44
Shares Redeemed	(810)
Net increase in shares of beneficial interest outstanding	689,176
*	KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(a)	Less than one share.

See accompanying notes to financial statements.

11

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A
	For the
	Period Ended
	September 30, 2014	(1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (6)	0.08
Net realized and unrealized gain on investments	0.73
Total from investment operations	0.81
Less distributions from:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$10.78
Total return (2)	8.11	% (5)
Net assets, at end of period (000s)	$10

Ratio of gross expenses to average net assets (3)(7)	2.78	% (4)
Ratio of net expenses to average net assets (7)	1.75	% (4)
Ratio of net investment income to average net assets (7)(8)	0.77	% (4)
Portfolio Turnover Rate	13	% (5)

(1)	The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

12

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C
	For the
	Period Ended
	September 30, 2014	(1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (6) (8)	—
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.81
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$10.80
Total return (2)	8.15	% (5)
Net assets, at end of period (000s)	$1

Ratio of gross expenses to average net assets (3)(7)	3.53	% (4)
Ratio of net expenses to average net assets (7)	2.50	% (4)
Ratio of net investment income to average net assets (7)(8)	0.02	% (4)
Portfolio Turnover Rate	13	% (5)

(1)	The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Less than $0.01 per share.

(9)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

13

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class I
	For the
	Period Ended
	September 30, 2014	(1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (6)	0.10
Net realized and unrealized gain on investments	0.83
Total from investment operations	0.93

Less distributions from:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$10.90
Total return (2)	9.37	% (5)
Net assets, at end of period (000s)	$7,510

Ratio of gross expenses to average net assets (3)(7)	2.53	% (4)
Ratio of net expenses to average net assets (7)	1.50	% (4)
Ratio of net investment income to average net assets (7)(8)	1.02	% (4)
Portfolio Turnover Rate	13	% (5)

(1)	The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

14

KF Griffin Blue Chip and Covered Call Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: KF Griffin Blue Chip and Covered Call Fund (the “Fund”). The Fund is a separate non-diversified series of the Trust. The Trust currently consists of thirty-five series. Klingenstein, Fields & Co., LLC. (the “Manager”), acts as manager to the Fund. Griffin Asset Management, Inc. (the “Sub-Advisor”), serves as the Fund’s Sub-Advisor. The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013. The Fund’s investment objective is to seek to provide total return with lower volatility than equity markets in general.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

15

KF Griffin Blue Chip and Covered Call Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets measured at fair value:

Assets		Level 2
		(Other Significant
Security	Level 1	Observable
Classifications (a)	(Quoted Prices)	Inputs)	Level 3	Totals
Common Stocks	$6,798,784	$—	$—	$6,798,784
Short-Term Investments	914,773	—	—	914,773
Total	$7,713,557	$—	$—	$7,713,557

Liabilities		Level 2
		(Other Significant
Security	Level 1	Observable
Classifications (a)	(Quoted Prices)	Inputs)	Level 3	Totals
Call Options Written	$(147,227)	$(51,009)	$—	$(198,236)
Total	$(147,227)	$(51,009)	$—	$(198,236)

(a)	As of and during the period ended September 30, 2014, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)          Accounting for Options - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

16

KF Griffin Blue Chip and Covered Call Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

The locations on the Statement of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

	Liability Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Equity Risk	Options written, at value	$(198,236)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2014 was as follows:

Derivatives
Not
Accounted for			Realized and
as Hedging	Primary		Unrealized Gain (Loss)
Instruments	Risk	Location of Gain (Loss) on	on Liability Derivatives
under GAAP	Exposure	Derivatives Recognized in Income	Recognized in Income

Options written	Equity Risk	Net realized loss from options written	$(58,725)

Options written	Equity Risk	Net change in unrealized gain on options written	49,533
Total			$(9,192)

The table in Note 3 is an indication of volume in the Fund’s derivative activity.

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2014.

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial	Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Written Options	$198,236	(1)	$—	$198,236	$—	$198,236	(2)	$—
Total	$198,236		$—	$198,236	$—	$198,236		$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

c)          Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended September 30, 2014, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2014, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions.

d)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

17

KF Griffin Blue Chip and Covered Call Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

e)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. The Fund pays distributions on an annual basis.

f)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)          Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For the period ended September 30, 2014 there were no CDSC Fees paid.

(2)	INVESTMENT TRANSACTIONS

For the period ended September 30, 2014, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$8,589,432	$819,150

(3)	OPTIONS WRITTEN

During the period ended September 30, 2014 the Fund’s realized loss on option contracts subject to equity price risk amounted to $58,725, which serves as an indicator of the volume of derivative activity for the Funds during the period.

A summary of option contracts written by the Funds during the period ended September 30, 2014, were as follows:

	Written Options
	Number of
	Options *	Option Premiums

Options outstanding at beginning of period	—	$—
Options written	3,392	611,654
Options exercised	(359)	(77,116)
Options closed	(1,498)	(242,455)
Options expired	(405)	(44,314)
Options outstanding at end of period	1,130	$247,769

*	One option contract is equivalent to one hundred shares of common stock.
18

KF Griffin Blue Chip and Covered Call Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

(4)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Klingenstein, Fields & Co., LLC. acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Griffin Asset Management, Inc. serves as the Fund’s Sub-Advisor. The Manager pays the Sub-Advisor pursuant to the Sub-Advisory Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended September 30, 2014, management fees of $83,239 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% of the Fund’s average daily net assets through January 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees.

For the period ended September 30, 2014, the Manager waived management fees of $76,089. As of September 30, 2014, the Manager may recapture $76,089 before September 30, 2017 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended September 30, 2014, the Fund incurred $11,391 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 1, 2014 Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Trust, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. Prior to April 1, 2014 Trustees received a quarterly retainer of $250. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust and Mutual Fund Series Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust

19

KF Griffin Blue Chip and Covered Call Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2014, Charles Schwab & Co., Inc. held 96.9% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended September 30, 2014 was as follows:

Fiscal Period Ended
September 30, 2014
Ordinary Income	$20,000
Long-Term Capital Gain	—
Return of Capital	—
$20,000

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Post
October
		Capital		Loss
Undistributed	Undistributed	Loss	Other	and	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Loss	(Depreciation)	Earnings/(Deficits)
$141,581	$—	$—	$—	$—	$436,223	$577,804

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events requiring adjustment or disclosure in the financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of KF Griffin Blue Chip and Covered Call Fund

We have audited the accompanying statement of assets and liabilities of the KF Griffin Blue Chip and Covered Call Fund, (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2014, and the related statements of operations, changes in net assets and the financial highlights for the period October 18, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KF Griffin Blue Chip and Covered Call Fund, as of September 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period October 18, 2013 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 25, 2014

21

KF Griffin Blue Chip and Covered Call Fund
Additional Information (Unaudited)
September 30, 2014

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Consideration and Approval of Management Agreement with Catalyst Capital Advisors, LLC with respect to the KF Griffin Blue Chip Covered Call Fund

In connection with the regular meeting held on August 28, 2013, the Board of Trustees of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (the “Independent Trustees”), discussed the approval of a management agreement between the Trust, with respect to the KF Griffin Blue Chip Covered Call Fund (the “Fund”), and Klingenstein, Fields & Co., LLC (“Klingenstein”) (the “Management Agreement”). In considering the approval of the Management Agreement, the Trustees received materials specifically related to the Management Agreement.

In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed Klingenstein’s responses to a series of questions regarding, among other things, the adviser’s past investment performance, Klingenstein’s proposed services to the Fund, comparative information regarding the Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Fund (“Klingenstein 15(c) Response”).

Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund. The Board referred to the performance information contained in the Klingenstein 15(c) Response and noted the impressive performance of the Klingenstein Fields Global Fund, LP (“KF Fund”) managed by Klingenstein. The Board noted that Klingenstein is proposing to delegate the primary day-to-day portfolio management function to Griffin Asset Management, Inc. (“Griffin”). A Trustee stated that Klingenstein will have primary responsibility for supervising the activities of Griffin and will oversee Griffin’s investment and operating activities to ensure compliance with the investment objectives, investment guidelines and trading restrictions and applicable compliance and operational requirements. The Board then discussed the KF Fund’s performance and noted that, although the investment strategies of the KF Fund are not similar to those of the Fund, Klingenstein’s successful management of a pooled investment vehicle was a positive indication of Klingenstein potential to deliver favorable returns.

The Trustees then considered Klingenstein’s duties under the terms of the Management Agreement and the quality services to be provided to the Trust. They discussed Klingenstein’s intended daily review of the Fund’s portfolio trades. Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the proposed Management Agreement.

As to the costs of the services to be provided and the profits to be realized by Klingenstein, the Trustees reviewed Klingenstein’s estimates of profitability. The Trustees noted that Klingenstein is proposing to charge 1.25% of the Fund’s average daily nets assets for its services, of which 50% would be retained by Klingenstein and 50% paid to Griffin. The Board noted that

22

KF Griffin Blue Chip and Covered Call Fund
Additional Information (Unaudited)(Continued)
September 30, 2014

Klingenstein estimated a modest amount of profit for the first year. Based on their review, the Trustees concluded that they were satisfied that Klingenstein’s expected level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by the Fund and the net expense ratio of the Fund and compared them to the average management fee and expense ratio of the peer group funds, and the Morningstar Large Blend and Morningstar Long-Short Equity categories. The Trustees noted that the Fund’s management fee and net expenses were higher than the average of the peer group and the Morningstar Large Blend category but lower than the Morningstar Long-Short category average. The Trustees further noted that although the Fund’s management fee was higher than the average of its peer group, the new Fund’s investment strategy reflected a sophisticated approach and will be actively managed. After further discussion, the Trustees concluded that the Fund’s proposed management fee was acceptable.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that, if the Fund grows significantly, breakpoints may be an appropriate way for Klingenstein to share the economies of scale with the Fund and its shareholders. The Trustees recognized that management agreements with competitor funds do not always contain breakpoints and further the Fund’s expected average assets for the first year was very small, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Fund’s shareholders.

Consideration and Approval of Sub-Advisory Agreement Between Klingenstein, Fields & Co., LLC and Griffin Asset Management with respect to the KF Griffin Blue Chip Covered Call Fund

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved the Sub-Advisory Agreement Klingenstein, Fields & Co., LLC (“Klingenstein”) and Griffin Asset Management (“Griffin”) on behalf of the KF Griffin Blue Chip Covered Call Fund (the ” Fund”) (the “Sub-Advisory Agreement”), at a meeting of the Board of Trustees held on August 28, 2013.

In connection with their deliberations, the Trustees discussed the Sub-Advisory Agreement. The Trustees reviewed materials prepared by Griffin and noted that Griffin is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.

With respect to the investment performance of Griffin, a Trustee referred the Board to the performance information contained in the Griffin’s 15(c) report (the “Griffin 15(c) Response”) and noted Griffin’s covered call strategy outperformed the S&P 500 Buy-Write Index for the year-to-date, one-year, three-year and since inception periods ended June 30, 2013. A Trustee reminded the Board that Klingenstein would delegate primary day-to-day portfolio management functions to Griffin. After further discussion regarding the performance of Griffin and the Fund’s investment strategy, the Board determined that Griffin has the potential to deliver favorable returns for the Fund’s shareholders.

As to Griffin’s business and the qualifications of its personnel, the Trustees discussed Griffin’s operational history. A representative of Griffin stated that the firm manages approximately $400 million in assets. He reviewed the credentials of Griffin’s key personnel. It was the consensus of the Board that Griffin had expertise in managing the investment portfolio of the Fund. Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the proposed Management Agreement.

As to the costs of the services to be provided and the profits to be realized by Griffin, the Trustees reviewed Griffin’s estimates of profitability. They reviewed the expected net profit from the Sub-Advisory Agreement, noting that it was very modest. A discussion then ensued over the expected level of assets under management for the upcoming year. Based on their review, the Trustees concluded that they were satisfied that Griffin’s expected level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund. The Trustees stated that the proposed sub-advisory fee for Griffin was 0.625% of the average daily net assets of the Fund. They

23

KF Griffin Blue Chip and Covered Call Fund
Additional Information (Unaudited)(Continued)
September 30, 2014

discussed the fee sharing between the adviser and sub-adviser, and the sharing of duties and responsibilities. After further discussion, the Trustees concluded that the Fund’s proposed sub-advisory fee was acceptable.

As to economies of scale, the Trustees noted that the Sub-Advisory Agreement do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that, if the Fund grows significantly, breakpoints may be an appropriate way for Klingenstein and Griffin to share the economies of scale with the Fund and its shareholders. The Trustees stated that since the Fund has expected average assets under management of $10 million for the first year, and modest expectations for growth thereafter, the absence of breakpoints was acceptable under the circumstances.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund’s shareholders.

24

KF Griffin Blue Chip and Covered Call Fund
ADDITIONAL INFORMATION (Unaudited)
September 30, 2014

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	36	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	36	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	36	Variable Insurance Trust since 2010

25

KF Griffin Blue Chip and Covered Call Fund
ADDITIONAL INFORMATION (Unaudited)(continued)
September 30, 2014

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member and Chief Compliance Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member and Chief Compliance Officer, AlphaCentric Advisors LLC, 2/2014 to Present; President, MFund Distributors LLC, 10/2012- present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	36	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation 2002 to 2007.	N/A	N/A
26

KF Griffin Blue Chip and Covered Call Fund
ADDITIONAL INFORMATION (Unaudited)(continued)
September 30, 2014

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010- 2012; Mutual Fund Accounting Supervisor, Morgan Stanley, 1998-2007.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).	N/A	N/A

Carol Spawn Desmond CCO Compliance Services, LLC 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1957	Chief Compliance Officer	Since 9/2014	Managing Director, CCO Compliance Services, LLC, since 7/2014; Managing Director, SEC Compliance Consultants, Inc., since 7/2014 ; Counsel, Satterlee, Stephens, Burke & Burke LLP, 2006 -7/2014	N/A	N/A

Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010; Attorney, Law Offices of Thomas J. Bailey, 7/2007 to 12/2008; Consultant/Senior Counsel, BISYS Fund Services, 9/2002 to 7/2007.	N/A	N/A
27

KF Griffin Blue Chip and Covered Call Fund
ADDITIONAL INFORMATION (Unaudited)(continued)
September 30, 2014

Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.
29

KF Griffin Blue Chip and Covered Call Fund
EXPENSE EXAMPLES
September 30, 2014 (Unaudited)

As a shareholder of the KF Griffin Blue Chip and Covered Call Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the KF Griffin Blue Chip and Covered Call Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the KF Griffin Blue Chip and Covered Call Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,028.60	$8.90	1.75%
Class C	1,000.00	1,032.50	12.74	2.50
Class I	1,000.00	1,039.10	7.67	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	1,000.00	1,012.53	12.61	2.50
Class I	1,000.00	1,017.55	7.59	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.
30

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228
30

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.
31

This Page is Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Klingenstein, Fields & Co., LLC
125 Park Avenue, 17th Floor
New York, NY 10017

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, Ohio 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014
KF Griffin Blue Chip & Covered Call Fund	11,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014
KF Griffin Blue Chip & Covered Call Fund	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2014 and 2013 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: December 5, 2014